EXHIBIT 10.115


                        GUARANTY OF INSURANCE DEDUCTIBLE
                        --------------------------------
                      (MSCI 2006-IQ11; Loan No. 700400604)

     THIS GUARANTY OF INSURANCE DEDUCTIBLE (this "Guaranty of Deductible") is made as of October 9th, 2007, by THOR MS, LLC, a Delaware limited liability company ("Thor MS"), THOR MERRITT SQUARE, LLC, a Delaware limited liability company ("Thor Merritt"), and GLIMCHER PROPERTIES LIMITED PARTNERSHIP, a Delaware limited partnership ("Glimcher", together with Thor MS and Thor Merritt, "Guarantor") in favor of LASALLE BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR MORGAN STANLEY CAPITAL I INC., COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-IQ11 (together with its successors and/or assigns, "Lender").

                                    RECITALS

     A. On or about August 19, 2005, Thor MS, LLC And Thor Merritt Square, (sometimes referred to herein as "Borrower"), obtained a loan (the "Loan") in the principal amount of $57,000,000.00 from Morgan Stanley Mortgage Capital, Inc., a New York corporation ("Original Lender").

     B. Lender is the current owner and holder of the Loan which is evidenced by a Promissory Note dated August 19, 2005 (the "Note"), executed by Borrower and payable to the order of Original Lender, in the stated principal amount of $57,000,000.00, and which is secured by a Mortgage and Security Agreement dated August 19, 2005 (the "Security Instrument") executed by Borrower in favor of Original Lender and encumbering that certain property situated in the City of Merritt Island, State of Florida, as more particularly described in the Instrument (together with the buildings, structures and other improvements now or hereafter located thereon, the "Property") and certain other documents and instruments (the Note, Security Instrument and such other documents and instruments, as the same may from time to time be amended, consolidated, renewed or replaced, being collectively referred to herein as the "Loan Documents").

     C. Thor MS and Thor Merritt desires to transfer 100% of its membership interests to Glimcher.

     D. A sale of the membership interests without the consent of Lender is prohibited under the Loan Documents.

     E. Borrower has requested Lender's consent to an increase in the insurance deductible required under the Loan Documents for property damage, (i) in the case of property damage, from $10,000.00 to $25,000.00 per occurrence and, (ii) in the case of wind damage, from $10,000.00 to five-percent (5%) of the Total Insurable Value (as defined below) per occurrence, which both such increases shall be personal to each Guarantor and shall not extend to any future permitted party that may purchase the Property and/or assume the Loan in accordance with the terms of the Loan Documents (the "Requested Action").

     F. Lender has agreed to consent to the Requested Action and to the above-described transfer of the membership by Borrower in accordance with the terms of that certain Consent Agreement between Lender, Borrower, Borrower immediately following the transfer of the membership interests, Existing Indemnitor and New Indemnitor (as both terms are defined therein) provided that, among other things, Guarantor executes and delivers this Guaranty of Deductible.

     G. Guarantor will receive an indirect benefit from Lender's consent to the Requested Action.

     NOW, THEREFORE, in consideration of the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree that the above recitals are true and correct and are incorporated herein by reference and hereby agree as follows:

                                    ARTICLE I

                                    GUARANTY
                                    --------

     1.1 UNCONDITIONAL GUARANTY. Guarantor hereby absolutely and unconditionally guarantees to Lender the prompt and unconditional payment of the Guaranteed Insurance Deductible (defined below), to the extent not paid by the Borrower within fifteen (15) days from the date the initial proof of claim is filed with the insurance company, in the event the Casualty exceeds the Restoration Threshold and the Net Proceeds are escrowed and disbursed to the Borrower pursuant to Sections 5.2.1 and 5.3.2 of the Loan Agreement. In the event the Casualty is less than the Restoration Threshold and provided there is no Event of Default existing or continuing under the Loan Documents, the Guarantor guarantees to pay the Borrower the Guaranteed Insurance Deductible, to the extent not paid by the Borrower.

     1.2 CONTINUING AND ABSOLUTE GUARANTY. It is expressly understood and agreed that this is a continuing guaranty and that the obligations of Guarantor hereunder are and shall be absolute under any and all circumstances, without regard to the validity, regularity or enforceability of the Note, the Security Instrument or the other Loan Documents, a true copy of each of said documents Guarantor hereby acknowledges having received and reviewed.

     1.3 MODIFICATIONS OF NO EFFECT. Guarantor further covenants that this Guaranty of Deductible shall remain and continue in full force and effect as to any modification, extension or renewal of the Note, the Security Instrument or any of the other Loan Documents, that Lender shall not be under a duty to protect, secure or insure any security or lien provided by the Security Instrument or other such collateral, and that other indulgences or forbearance may be granted under any or all of such documents, all of which may be made, done or suffered without notice to, or further consent of, Guarantor.

     1.4 GUARANTY OF PAYMENT NOT COLLECTION. This is a guaranty of payment and not of collection with respect to the Guaranteed Insurance Deductible. Guarantor hereby waives the pleading of any statute of limitations as a defense to the obligation hereunder.


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

                                   ARTICLE II

                                   DEFINITIONS
                                   -----------

     2.1 DEFINITIONS. The following terms used in this Guaranty of Deductible shall have the meanings ascribed below or as otherwise defined in the Loan
Agreement:

     (a) "Bankruptcy Code" shall mean the Bankruptcy Reform Act of 1978, as amended, 11 U.S.C. Sections 101 et seq., and the regulations adopted and promulgated pursuant thereto.

     (b) "Debt" shall mean the principal sum evidenced by the Note and secured by the Security Instrument and the other Loan Documents, or so much thereof as may be outstanding from time to time, together with interest thereon at the rate of interest specified in the Note and all other sums other than principal or interest which may or shall become due and payable pursuant to the provisions of the Note, the Security Instrument or the other Loan Documents.

     (c) "Increased Deductible" shall mean either (i) in the case of property damage, from $10,000.00 to $25,000.00 per occurrence and, (ii) in the case of wind damage, from $10,000.00 to five-percent (5%) of the Total Insurable Value (as defined below) per occurrence.

     (d) "Guaranteed Insurance Deductible" shall mean all liabilities, obligations, losses, damages, costs and expenses (including, without limitation, attorneys' fees) incurred by Lender upon any casualty event which is or would be covered by the property damage insurance on the Property (the "Property Insurance") if Borrower fails to pay the amount of the Increased Deductible as required by this Guaranty of Deductible.

     (e) "Total Insurable Value" shall mean the replacement cost of the Property as determined by Borrower's insurance company.

     2.2 PARTNERSHIP. The term "Guarantor", if any party hereto shall be a partnership, shall include any altered or successive entity and the agreements and obligations on the part of Guarantor herein shall remain in force and application notwithstanding any changes in the entities composing the partnership but the predecessor general partner shall not thereby be released from any obligations or liability hereunder, unless agreed to in writing by Lender.

     2.3 SUCCESSORS AND ASSIGNOR. Each reference herein to Lender shall be deemed to include its successors and assigns, to whose favor the provisions of this Guaranty of Deductible shall also inure. Each reference herein to Guarantor shall be deemed to include the heirs, executors, administrators, legal representatives, successors and assigns of Guarantor, all of whom shall be bound by the provisions of this Guaranty of Deductible.

                                   ARTICLE III

                                GENERAL AGREEMENT
                                -----------------

     3.1 SUBORDINATION. Any indebtedness of Borrower to Guarantor now or hereafter existing (including, but not limited to, any rights to subrogation Guarantor may have as a result of any payment by Guarantor under this Guaranty of Deductible), together with any interest thereon, shall be, and such indebtedness is, hereby deferred, postponed and subordinated to the prior payment in full of the Debt. Until payment in full of the Debt (and including interest accruing on the Note after the commencement of a proceeding by or against Borrower under the Bankruptcy Code which interest the parties agree shall remain a claim that is prior and superior to any claim of Guarantor notwithstanding any contrary practice, custom or ruling in cases under the Bankruptcy Code generally), Guarantor agrees not to accept any satisfaction of any kind of indebtedness of Borrower to Guarantor and hereby assigns such indebtedness to Lender, including the right to file proof of claim and to vote thereon in connection with any such proceeding under the Bankruptcy Code, including the right to vote on any plan of reorganization.

     3.2 EXPENSE REIMBURSEMENT. Guarantor agrees that, upon demand, Guarantor will reimburse Lender, for all expenses (including counsel fees) incurred by Lender in connection with the collection of the Guaranteed Insurance Deductible or any portion thereof or with the enforcement of this Guaranty of Deductible within 10 days after notice from Lender.

     3.3 APPLICATION OF PAYMENTS. All moneys available to Lender for application in payment or reduction of the Debt may be applied by Lender in such manner and in such amounts and at such time or times and in such order and priority as Lender may see fit to the payment or reduction of such portion of the Debt as Lender may elect.

     3.4 ACCELERATION AGAINST GUARANTOR. It is further understood, that if Borrower shall have taken advantage of, or be subject to the protection of, any provision in the Bankruptcy Code, the effect of which is to prevent or delay Lender from taking any remedial action against Borrower, including the exercise of any option Lender has to declare the Debt due and payable on the happening of any default or event by which under the terms of the Note, the Security Instrument or the other Loan Documents, Lender may, as against Guarantor, nevertheless, enforce any or all of its rights and remedies against Guarantor provided for herein with respect to the Guaranteed Insurance Deductible.

                                   ARTICLE IV

                                     WAIVERS
                                     -------

     4.1 WAIVERS. Guarantor hereby waives notice of the acceptance hereof, presentment, demand for payment, protest, notice of protest, or any and all notice of non-payment, non-performance or non-observance, or other proof, or notice or demand, whereby to charge Guarantor therefor.

     4.2 LIABILITY UNAFFECTED. Guarantor further agrees that the validity of this Guaranty of Deductible and the obligations of Guarantor hereunder shall in no way be terminated, affected or impaired (a) by reason of the assertion by Lender of any rights or remedies which it may have under or with respect to either the Note, the Security Instrument or the other Loan Documents, against any person obligated thereunder or against the owner of the Property, or (b) by reason of any failure to file or record any of such instruments or to take or perfect any security intended to be provided thereby, or (c) by reason of the release or exchange of any property covered by the Security Instrument or other collateral for the Loan, or (d) by reason of Lender's failure to exercise, or delay in exercising, any such right or remedy or any right or remedy Lender may have hereunder or in respect to this Guaranty of Deductible, or (e) by reason of the commencement of a case under the Bankruptcy Code by or against any person obligated under the Note or the other Loan Documents, or the death of any Guarantor, or (f) by reason of any payment made on the Debt or any other indebtedness arising under the Note, the Security Instrument or the other Loan Documents, whether made by Borrower or Guarantor or any other person, which is required to be refunded pursuant to any bankruptcy or insolvency law; it being understood that no payment so refunded shall be considered as a payment of any portion of the Debt, nor shall it have the effect of reducing the liability of Guarantor hereunder.

                                    ARTICLE V

                                 APPLICABLE LAW
                                 --------------

     5.1 GOVERNING LAW. This Guaranty of Deductible shall be deemed to be a contract entered into pursuant to the laws of the State of New York and shall in all respects be governed, construed, applied and enforced in accordance with laws of such State and applicable federal law, without reference, or giving, effect to any choice of law doctrine.

     5.2 SUBMISSIONS TO JURISDICTION. As a further inducement to Lender to make the Loan and in consideration thereof, Guarantor further covenants and agrees
(a) that in any action or proceeding brought by Lender against Guarantor on this Guaranty of Deductible, Guarantor shall and does hereby waive trial by jury, (b) Guarantor will maintain a place of business or an agent for service of process in the State of Florida and give prompt notice to Lender of the address of such place of business and of the name and address of any new agent appointed by it, as appropriate, (c) the failure of Guarantor's agent for service of process to give it notice of any service of process will not impair or affect the validity of such service or of any judgment based thereon, (d) if, despite the foregoing, there is for any reason no agent for service of process of Guarantor available to be served, and if Guarantor at that time has no place of business in the State of Florida then Guarantor irrevocably consents to service of process by registered or certified mail, postage prepaid, to it at its address given in or pursuant to the first paragraph hereof, Guarantor hereby waiving personal service thereof, (e) that within thirty days after such mailing, Guarantor so served shall appear or answer to any summons and complaint or other process and should Guarantor so served fail to appear or answer within said thirty day period, said Guarantor shall be deemed in default and judgment may be entered by Lender against the said party for the amount as demanded in any summons and complaint or other process so served, (f) with respect to any claim or action arising hereunder, Guarantor (i) irrevocably submits to the nonexclusive jurisdiction of the courts of the State where the Property is located and the United States District Court located in the county in which the Property is located, and appellate courts from any thereof, and (ii) irrevocably waives any objection which it may have at any time to the laying on venue of any suit, action or proceeding arising out of or relating to this Security Instrument brought in any such court, irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum, and (g) nothing in this Guaranty of Deductible will be deemed to preclude Lender from bringing an action or proceeding with respect hereto in any other jurisdiction.


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

                                   ARTICLE VI

                                  MISCELLANEOUS
                                  -------------

     6.1 AUTHORITY. Guarantor (and its representative, executing below, if any) has full power, authority and legal right to execute this Guaranty of Deductible and to perform all its obligations under this Guaranty of Deductible.

     6.2 ENTIRE AGREEMENT. All understandings, representations and agreements heretofore had with respect to this Guaranty of Deductible are merged into this Guaranty of Deductible which alone fully and completely expresses the agreement of Guarantor and Lender.

     6.3 COUNTERPARTS. This Guaranty of Deductible may be executed in one or more counterparts by some or all of the parties hereto, each of which counterparts shall be an original and all of which together shall constitute a single agreement of Guaranty. The failure of any party hereto to execute this Guaranty of Deductible, or any counterpart hereof, shall not relieve the other signatories from their obligations hereunder.

     6.4 NO MODIFICATION. This Guaranty of Deductible may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Lender or Borrower, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

     6.5 WAIVER OF TRIAL BY JURY. GUARANTOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT GUARANTOR MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONJUNCTION WITH THIS GUARANTY OF DEDUCTIBLE OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY.

                  (Remainder of page intentionally left blank)



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

     IN WITNESS WHEREOF, Guarantor has duly executed this Guaranty of Deductible as of the date set forth above.

                                    GUARANTOR:

                                    GLIMCHER PROPERTIES LIMITED
                                    PARTNERSHIP,
                                    a Delaware limited partnership

                                    By: Glimcher Properties Corporation,
                                        a Delaware corporation
                                        Its Sole General Partner


                                        By: /s/ George A. Schmidt
                                            ---------------------------------
                                        Name:  George A. Schmidt
                                        Title: Executive Vice President


STATE OF ___________                )
                                    ) SS.:
COUNTY OF ___________               )

     This instrument was acknowledged before me, a notary public, this ___ day of October, 2007, by George A. Schmidt as Executive Vice President of Glimcher Properties Corporation, a Delaware Corporation, in its capacity as Sole General Partner of Glimcher Properties Limited Partnership, a Delaware limited partnership, on behalf of the limited partnership. He is personally known to me or has produced a driver's license as identification.


                                      --------------------------------------
                                      Notary Public

                                      --------------------------------------
                                      --------------------------------------
                                      My Commission Expires:
                                                            ----------------


                       (SIGNATURES CONTINUE ON NEXT PAGE)

                                    GUARANTOR:

                                    GLIMCHER MERRITT SQUARE, LLC,
                                    a Delaware limited liability company

                                    By: Glimcher Properties Limited Partnership,
                                        a Delaware limited partnership
                                        Its Manager

                                        By: Glimcher Properties Corporation,
                                            a Delaware corporation
                                            Its Sole General Partner


                                            By: /s/ George A. Schmidt
                                               --------------------------------
                                            Name:  George A. Schmidt
                                            Title: Executive Vice President

STATE OF ___________                )
                                    ) SS.:
COUNTY OF ___________               )

     This instrument was acknowledged before me, a notary public, this ___ day of October, 2007, by George A. Schmidt as Executive Vice President of Glimcher Properties Corporation, a Delaware Corporation, in its capacity as Sole General Partner of Glimcher Properties Limited Partnership, a Delaware limited partnership, in its capacity as Manager of THOR Merritt Square, LLC, a Delaware limited liability company, on behalf of the limited liability company. He is personally known to me or has produced a driver's license as identification.


                                      --------------------------------------
                                      Notary Public

                                      --------------------------------------
                                      --------------------------------------
                                      My Commission Expires:
                                                            ----------------


                       (SIGNATURES CONTINUE ON NEXT PAGE)

                                   GUARANTOR:

                                   GLIMCHER MS, LLC,
                                   a Delaware limited liability company

                                   By: Glimcher Properties Limited Partnership,
                                       a Delaware limited partnership
                                       Its Manager

                                       By: Glimcher Properties Corporation,
                                           a Delaware corporation
                                           Its Sole General Partner


                                           By: /s/ George A. Schmidt
                                              ---------------------------------
                                           Name:  George A. Schmidt
                                           Title: Executive Vice President


STATE OF ___________                )
                                    ) SS.:
COUNTY OF ___________               )

     This instrument was acknowledged before me, a notary public, this ___ day of October, 2007, by George A. Schmidt as Executive Vice President of Glimcher Properties Corporation, a Delaware Corporation, in its capacity as Sole General Partner of Glimcher Properties Limited Partnership, a Delaware limited partnership, in its capacity as Manager of THOR MS, LLC, a Delaware limited liability company, on behalf of the limited liability company. He is personally known to me or has produced a driver's license as identification.


                                      --------------------------------------
                                      Notary Public

                                      --------------------------------------
                                      --------------------------------------
                                      My Commission Expires:
                                                            ----------------